UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

AEROVATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40544	83-1377888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Aerovate Therapeutics, Inc.

930 Winter Street, Suite M-500, Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 443-2400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVTE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure

On June 17, 2024, Aerovate Therapeutics, Inc. (“Aerovate” or the “Company”) issued a press release titled “Aerovate Therapeutics Announces 24-Week Topline Results from the Phase 2b Portion of IMPAHCT Study Evaluating AV-101 for the Treatment of Pulmonary Arterial Hypertension.” A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On June 17, 2024, the Company announced topline results from the Phase 2b portion of the Phase 2b/Phase 3 Inhaled Imatinib Pulmonary Arterial Hypertension Clinical Trial (“IMPAHCT”). Results showed that, while AV-101 was well tolerated across all dose groups, the study did not meet its primary endpoint for improvement in pulmonary arterial hypertension (“PVR”) compared to placebo for any of the studied doses or show meaningful improvements in the secondary endpoint of change in six minute walk distance (“6MWD”).

Primary Endpoint – ITT analysis of PVR (dynes*sec/cm^5)

Dose	Least-squares mean difference as compared with placebo (95% CI)	P value
10mg BID (N=50)	42.8 (-80.57 to 166.09)	0.4968
35mg BID (N=49)	-5.5 (-129.16 to 118.18)	0.9306
70mg BID (N=51)	-57.0 (-181.14 to 67.20)	0.3685

Secondary Endpoint – ITT analysis of 6MWD (meters)

Dose	Least-squares mean difference as compared with placebo (95% CI)
10mg BID (N=50)	-11.7 (-34.75 to 11.26)
35mg BID (N=49)	-4.2 (-27.74 to 19.37)
70mg BID (N=51)	+1.3 (-22.09 to 24.60)

The Company has also reviewed data from several additional secondary endpoints of the Phase 2b portion of IMPAHCT, which also failed to show meaningful improvements. Based upon these results, Aerovate, in agreement with the independent study advisory committee, is halting enrollment and shutting down the Phase 3 portion of IMPAHCT as well as the long-term extension study. Aerovate plans to release full data from the Phase 2b portion of IMPAHCT at a later date, the timing of which is to be determined.

As of June 15, 2024, Aerovate has approximately $100 million of cash, cash equivalents and short-term investments.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Aerovate Therapeutics, Inc. on June 17, 2024, furnished herewith.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerovate Therapeutics, Inc.

Date: June 17, 2024	By:	/s/ George A. Eldridge
George A. Eldridge
Chief Financial Officer